Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2001

MuniYield
Michigan
Insured
Fund, Inc.


www.mlim.ml.com




MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MUNIYIELD MICHIGAN INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Michigan Insured Fund, Inc., April 30, 2001



DEAR SHAREHOLDER

For the six-month period ended April 30, 2001, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.396 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.34%, based on a month-end per share net asset value of $14.94. Over the same period, the total investment return on the Fund's Common Stock was +6.28%, based on a change in per share net asset value from $14.48 to $14.94, and assuming reinvestment of $0.392 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.82% for Series A, 3.82% for Series B and 3.73% for Series C.

The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%--3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%--5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
We held a market neutral position at the end of October 2000, which was largely maintained throughout the six-month period ended April 30, 2001. As long-term Michigan tax-exempt bond yields declined in December 2000, we again added more interest rate-sensitive issues to the Fund's holdings in order to maintain the Fund's neutral position. Addition of these issues to the Fund allowed us to more fully participate in the bond market rally and enhance the Fund's net asset value. As bond yields rose in early 2001, we sold most of these interest rate-sensitive issues and replaced them with higher-couponed securities maturing in 10 years - 16 years. These longer intermediate issues captured approximately 90% of the yield available in the entire municipal yield curve but had appreciably less interest rate sensitivity than bonds maturing in 25 years--30 years.

Such intermediate issues, particularly when noncallable, also can generate more dividend coupon income than longer maturity, deeper-discounted issues. This enhancement of dividend income represents our current focus. While more declines in long-term tax-exempt bond yields are possible, we believe that the bulk of these declines have already occurred. The Federal Reserve Board's easing of monetary policy should eventually restore US economic growth. We expect resulting economic growth to eventually promote higher bond yields as companies turn to the capital markets for money to increase production. Increasing the Fund's coupon structure should help preserve the market appreciation realized in recent months as well as enhance the Fund's already attractive dividend yield. We do not expect current declines in US economic activity to have a significant impact on the state's budgetary finances and surpluses. While Michigan's economy is no longer as dependent on the automobile industry for the bulk of its growth, the ongoing strength exhibited by this industry in recent months bodes well for the state. Going forward, we will continue to monitor the state's economic condition.

The Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 provided a beneficial effect on the Fund's borrowing costs. Despite recent seasonal tax pressures on short-term interest rates, borrowing costs have been in the 3.50%-- 3.75% range for much of the period. As we discussed, short-term Michigan tax-exempt rates are expected to fall into the 3% range.

This decline in borrowing costs is expected to generate a significant yield enhancement to benefit the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



May 29, 2001



MuniYield Michigan Insured Fund, Inc., April 30, 2001



PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield Michigan Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                              Shares Voted                  Shares Withheld
                                                                                  For                         From Voting
1. To elect the Fund's Directors:            Terry K. Glenn                     17,223,260                       613,735
                                             Stephen B. Swensrud                17,200,163                       636,832
                                             J. Thomas Touchton                 17,209,113                       627,882
                                             Fred G. Weiss                      17,210,228                       626,767


During the six-month period ended April 30, 2001, MuniYield Michigan Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                              Shares Voted                  Shares Withheld
                                                                                  For                         From Voting
1. To elect the Fund's Directors: Terry K. Glenn, M. Colyer Crum,
   Laurie Simon Hodrick, Stephen B. Swensrud, J. Thomas Touchton
   and Fred G. Weiss as follows:
                                             Series A                                1,996                             0
                                             Series B                                1,953                             0
                                             Series C                                1,337                             0


MuniYield Michigan Insured Fund, Inc., April 30, 2001


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    89.8%
AA/Aa                                       2.0
A/A                                         1.9
BBB/Baa                                     0.6
Other*                                      3.3

*Temporary investments in short-term municipal securities.



Portfolio
Abbreviations

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
DATES          Daily Adjustable Tax-Exempt
                 Securities
DRIVERS        Derivative Inverse Tax-Exempt
                 Securities
GO             General Obligation Bonds
HDA            Housing Development Authority
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
               S&P        Moody's   Face
STATE          Ratings    Ratings  Amount   Issue                                                                Value
Michigan        AAA       Aaa     $ 1,000   Allegan, Michigan, Public School District, GO, 5.75% due
--96.7%                                     5/01/2030 (e)                                                       $  1,029

                                            Belding, Michigan, Area Schools, GO, Refunding (c):
                AAA       Aaa         785    6.05% due 5/01/2006 (f)                                                 865
                AAA       Aaa         215    6.05% due 5/01/2021                                                     226

                AAA       Aaa       6,555   Brighton, Michigan, Area School District, GO, Refunding,
                                            Series II, 5.25% due 5/01/2019 (b)                                     2,396

                AAA       Aaa       1,000   Caledonia, Michigan, Community Schools, GO, Refunding, 6.625%
                                            due 5/01/2014 (b)                                                      1,046

                AAA       Aaa       1,625   Central Michigan University Revenue Bonds, 5.50% due
                                            4/01/2007 (c)(f)                                                       1,756

                AAA       Aaa       1,000   Central Montcalm, Michigan, Public Schools, GO, 5.90% due
                                            5/01/2019 (d)                                                          1,049

                AAA       Aaa       1,250   Chelsea, Michigan, School District, GO, 5.875% due
                                            5/01/2005 (c)(f)                                                       1,355

                AAA       Aaa       6,500   Chippewa Valley, Michigan, School Building and Site, GO,
                                            Series I, 5% due 5/01/2026                                             6,132

                AAA       Aaa       1,000   Coldwater, Michigan, Community Schools, GO, 6.30% due
                                            5/01/2004 (d)(f)                                                       1,092

                AAA       Aaa       1,000   Comstock Park, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2029 (c)                                                          1,027

                AAA       Aaa       1,360   Decatur, Michigan, Public Schools, Van Burn--Cass Counties,
                                            GO, 5% due 5/01/2029 (e)                                               1,260

                NR*       P1          575   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead-
                                            Escanaba Paper), DATES, Series D, 4.50% due 12/01/2023 (a)               575

                AAA       Aaa       1,575   Detroit, Michigan, City School District, GO, Series B, 5%
                                            due 5/01/2021 (c)                                                      1,495

                AAA       Aaa       2,705   Detroit, Michigan, GO, Series B, 6% due 4/01/2015 (d)                  2,937

                AAA       Aaa       1,000   Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A,
                                            5.75% due 7/01/2026 (c)                                                1,036

                                            Detroit, Michigan, Water Supply System Revenue Bonds, Senior
                                            Lien, Series A:
                AAA       Aaa       3,000    5% due 7/01/2021 (d)                                                  2,846
                AAA       Aaa       4,875    5.75% due 7/01/2026 (c)                                               5,052
                AAA       Aaa       6,200    5% due 7/01/2027 (d)                                                  5,795
                AAA       Aaa       1,250    5.875% due 7/01/2029 (c)                                              1,306

                AAA       Aaa       5,000   Detroit, Michigan, Water Supply System Revenue Refunding
                                            Bonds, 6.25% due 7/01/2012 (c)(i)                                      5,259



MuniYield Michigan Insured Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
               S&P        Moody's   Face
STATE          Ratings    Ratings  Amount   Issue                                                                Value
Michigan        AAA       Aaa     $ 1,610   East Grand Rapids, Michigan, Public School District, GO,
(continued)                                 5.75% due 5/01/2021 (e)                                             $  1,661

                AAA       Aaa       1,500   East Lansing, Michigan, School District, GO (School Building
                                            and Site), 5.50% due 5/01/2020                                         1,517

                AAA       Aaa       1,000   Eastern Michigan University, General Revenue Refunding Bonds,
                                            6.375% due 6/01/2014 (b)                                               1,036

                                            Eastern Michigan University Revenue Bonds, Series B (c):
                AAA       Aaa       1,500    5.60% due 6/01/2025                                                   1,523
                AAA       Aaa       1,310    5.625% due 6/01/2030                                                  1,329

                AAA       Aaa       1,225   Elkton Pigeon Bay Port, Michigan, GO, 5.375% due 5/01/2025             1,228

                AAA       Aaa       1,000   Frankenmuth, Michigan, School District, GO, 5.75% due
                                            5/01/2020 (c)                                                          1,036

                                            Grand Ledge, Michigan, Public Schools District, GO (d)(f):
                AAA       Aaa       1,000    6.45% due 5/01/2004                                                   1,096
                AAA       Aaa      12,500    6.60% due 5/01/2004                                                  13,749

                AAA       Aaa       2,090   Grand Rapids, Michigan, Building Authority, GO, 5.375% due
                                            8/01/2017 (b)                                                          2,112

                AAA       Aaa       1,295   Grand Rapids, Michigan, Water Supply Revenue Refunding
                                            Bonds, 5.25% due 1/01/2018 (c)                                         1,289

                AAA       Aaa       3,110   Grand Traverse County, Michigan, Hospital Revenue Refunding
                                            Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (b)           3,193

                AAA       Aaa       2,570   Grandville, Michigan, Public Schools District, GO, Refunding,
                                            6.60% due 5/01/2005 (c)(f)                                             2,854

                AAA       NR*       8,425   Greater Detroit, Michigan, Resource Recovery Authority
                                            Revenue Bonds, DRIVERS, Series 167, 3.863% due 12/13/2008 (b)(g)      10,458

                AAA       Aaa       2,250   Greenville, Michigan, Public Schools, GO, 5.75% due 5/01/2004
                                            (d)(f)                                                                 2,401

                AAA       Aaa       1,500   Greenville, Michigan, Public Schools, GO, Refunding, 5% due
                                            5/01/2024 (e)                                                          1,417

                AAA       Aaa       8,325   Hartland, Michigan, Consolidated School District, GO, 6% due
                                            5/01/2010 (c)(f)                                                       9,268

                AAA       Aaa       1,000   Huron Valley, Michigan, School District, GO, 5.75% due
                                            5/01/2006 (c)                                                          1,074

                AAA       Aaa       3,305   Jonesville, Michigan, Community Schools, GO, 5.75% due
                                            5/01/2029 (c)                                                          3,394

                AAA       Aaa       1,180   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist Hospital), Series A, 6.375% due 5/15/2017 (d)                1,290

                NR*       Aaa       6,850   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                            5.50% due 5/15/2028 (d)                                                6,858

                AAA       Aaa       1,000   Kent County, Michigan, Airport Facility Revenue Bonds (Kent
                                            County International Airport), AMT, 5% due 1/01/2028 (d)                 913

                AAA       Aaa       4,660   Kent, Michigan, Hospital Finance Authority, Health Care
                                            Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                            due 1/15/2006 (d)(f)                                                   5,057

                AAA       Aaa       4,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                            Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                            1/15/2013 (d)                                                          4,748

                AAA       Aaa       1,000   Leslie, Michigan, Public Schools, Ingham and Jackson Counties,
                                            GO, Refunding, 6% due 5/01/2005 (b)(f)                                 1,088

                AAA       Aaa       5,235   Lincoln Park, Michigan, School District, GO, 7% due
                                            5/01/2006 (c)(f)                                                       5,979

                AAA       Aaa       5,000   Livonia, Michigan, Municipal Building Authority, GO, 5% due
                                            5/01/2027 (c)                                                          4,701

                AAA       Aaa       4,775   Livonia, Michigan, Public School District, GO (Building and
                                            Site), 5.75% due 5/01/2022 (c)                                         4,938

                AAA       Aaa       1,900   Lowell, Michigan, Area Schools, GO, Refunding, 4.91%** due
                                            5/01/2016 (c)                                                            843

                                            Michigan Higher Education Student Loan Authority, Student
                                            Loan Revenue Bonds, AMT (b):
                AAA       NR*       2,500    Series XVII-B, 5.40% due 6/01/2018                                    2,419
                NR*       VMIG1++     600    VRDN, Series XII-D, 4.20% due 10/01/2015 (a)                            600

                                            Michigan Municipal Bond Authority Revenue Bonds:
                AAA       NR*       1,065    (Local Government Loan Program), Group A, 5.50% due
                                             11/01/2020 (b)                                                        1,078
                AAA       Aaa       2,000    (State Revolving Fund), Series A, 6.60% due 10/01/2002 (f)            2,127

                                            Michigan Municipal Bond Authority, Revenue Refunding
                                            Bonds (Local Government Loan Program), Series A:
                AAA       Aaa       1,035    6.50% due 5/01/2012 (b)                                               1,091
                AAA       Aaa       1,870    6.50% due 11/01/2012 (d)                                              1,972
                AAA       Aaa       1,000    6% due 12/01/2013 (c)                                                 1,072
                AAA       Aaa       7,000    6.125% due 12/01/2018 (c)                                             7,368

                AA+       Aaa       7,000   Michigan State Building Authority Revenue Bonds, GO, RIB,
                                            Series 481, 6.46% due 4/15/2009 (d)(g)                                 8,025

                AAA       Aaa       4,335   Michigan State Building Authority, Revenue Refunding Bonds
                                            (Facilities Program), Series I, 6% due 10/01/2005 (b)                  4,690

                AAA       Aaa       3,000   Michigan State, COP, 5.40%** due 6/01/2022 (b)                           899

                                            Michigan State, HDA, Rental Housing Revenue Bonds (d):
                AAA       Aaa       5,000    AMT, Series A, 5.30% due 10/01/2037                                   4,663
                AAA       Aaa       1,500    Series B, 5.10% due 10/01/2019                                        1,461

                AAA       Aaa       3,885   Michigan State, HDA, Rental Housing Revenue Refunding
                                            Bonds, Series A, 6.50% due 4/01/2023 (e)                               4,049

                                            Michigan State, HDA, Revenue Refunding Bonds (h):
                AA+       NR*       1,095    AMT, Series B, 6.20% due 6/01/2027                                    1,130
                AA+       NR*       2,690    Series C, 5.90% due 12/01/2015                                        2,808

                                            Michigan State Hospital Finance Authority, Revenue
                                            Refunding Bonds:
                AAA       Aaa       2,500    (Ascension Health Credit), Series A, 6.25% due
                                             11/15/2014 (d)                                                        2,724
                AAA       Aaa       2,715    (Ascension Health Credit), Series A, 5.75% due
                                             11/15/2017 (d)                                                        2,789
                AAA       Aaa      12,000    (Ascension Health Credit), Series A, 6.125% due
                                             11/15/2023 (d)                                                       12,551
                AA        Aa2       1,500    (Ascension Health Credit), Series A, 6.125% due
                                             11/15/2026                                                            1,541
                AAA       Aaa       4,805    (Mercy Health Services), Series T, 6.50% due
                                             8/15/2013 (d)                                                         5,326
                AAA       Aaa       2,000    (Mercy Health Services), Series X, 6% due 8/15/2014 (d)               2,152
                AAA       Aaa       2,200    (Mercy Health Services), Series X, 5.75% due 8/15/2019 (d)            2,257
                AAA       Aaa       4,930    (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (d)                 5,303
                NR*       VMIG1++   1,000    (Mount Clemens Hospital), VRDN, 4.25% due 8/15/2015 (a)               1,000
                AAA       Aaa       3,000    (Saint John Hospital), Series A, 6.0% due 5/15/2013 (b)(i)            3,148
                AAA       Aaa       1,100    (Sisters of Mercy Health Corp.), Series M, 6.25% due
                                             2/15/2002 (e)(f)                                                      1,148
                AAA       Aaa       1,460    (Sparrow Obligated Group), 6.50% due 11/15/2011 (d)                   1,512
                AAA       Aaa       6,400    (Trinity Health), Series A, 6% due 12/01/2027 (b)                     6,712


MuniYield Michigan Insured Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
               S&P        Moody's   Face
STATE          Ratings    Ratings  Amount   Issue                                                                Value
Michigan                                    Michigan State Strategic Fund, Limited Obligation Revenue
(concluded)                                 Bonds, AMT:
                A         A2      $ 5,000    (Ford Motor Company Project), Series A, 6.55% due 10/01/2022       $  5,116
                BBB       Ba1       2,500    (Waste Management Inc. Project), 6.625% due 12/01/2012                2,548

                                            Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds:
                AAA       Aaa       7,250    (Detroit Edison Company), AMT, Series A, 5.55% due
                                             9/01/2029 (d)                                                         7,255
                AAA       Aaa       6,000    (Detroit Edison Company Fund--Pollution), Series AA, 6.95%
                                             due 5/01/2011 (c)                                                     7,068
                NR*       Aaa       5,750    RIB, Series 382, 8.21% due 9/01/2025 (d)(g)                           6,509

                                            Michigan State Strategic Fund, PCR, Refunding:
                NR*       VMIG1++   8,100    (Consumers Power Project), VRDN, 4.55% due 4/15/2018 (a)(b)           8,100
                A         A2        2,500    (General Motors Corp.), 6.20% due 9/01/2020                           2,592

                AAA       Aaa      15,000   Monroe County, Michigan, Economic Development Corp., Limited
                                            Obligation Revenue Refunding Bonds (Detroit Edison Co.
                                            Project), Series AA, 6.95% due 9/01/2022 (c)                          18,165

                                            Monroe County, Michigan, PCR (Detroit Edison Company
                                            Project), AMT (d):
                AAA       Aaa       9,000    Series CC, 6.55% due 6/01/2024                                        9,501
                AAA       Aaa       1,500    Series I-B, 6.55% due 9/01/2024                                       1,589

                NR*       Aaa       1,830   Muskegon Heights, Michigan, Water System Revenue Bonds,
                                            Series A, 5.625% due 11/01/2025 (d)                                    1,863

                                            Northview, Michigan, Public School District, GO, Refunding (d):
                AAA       NR*       2,265    5.80% due 5/01/2006 (f)                                               2,470
                AAA       Aaa         235    5.80% due 5/01/2021                                                     242

                AAA       Aaa       1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90% due
                                            5/01/2025 (c)                                                          1,154

                AAA       Aaa       2,600   Novi, Michigan, Community School District, GO, 6.125%
                                            due 5/01/2003 (c)(f)                                                   2,781

                AAA       Aaa       1,870   Redford, Michigan, Unified School District, GO, 5.90%
                                            due 5/01/2006 (c)(f)                                                   2,048

                AAA       Aaa       1,000   Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due
                                            5/01/2005 (c)(f)                                                       1,088

                AAA       Aaa       5,925   Riverview, Michigan, Community School District, GO, 6.70%
                                            due 5/01/2002 (c)(f)                                                   6,215

                AA-       Aa3       2,620   Royal Oak, Michigan, Hospital Finance Authority Revenue
                                            Bonds (Beaumont Properties, Inc.), Series E, 6.625% due
                                            1/01/2019                                                              2,700

                AAA       Aaa       2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue
                                            Refunding Bonds (Covenant Medical Center), Series E, 5.625%
                                            due 7/01/2013 (d)                                                      2,621

                NR*       Aaa       7,400   Saint Clair County, Michigan, Ecomomic Revenue Refunding
                                            Bonds (Detroit Edison Company), RIB, Series 282, 8.21% due
                                            8/01/2024 (b)(g)                                                       8,853

                AAA       Aaa       1,300   Southfield, Michigan, Library Building Authority, GO, 5.50%
                                            due 5/01/2018 (d)                                                      1,322

                                            Sturgis, Michigan, Public School District, GO (School Building
                                            and Site):
                AAA       Aaa       1,900    5.50% due 5/01/2021                                                   1,932
                AAA       Aaa       2,545    5.625% due 5/01/2030                                                  2,604

                AAA       Aaa       1,000   Three Rivers, Michigan, Community Schools, GO, 6% due
                                            5/01/2006 (d)(f)                                                       1,100

                AAA       Aaa       3,725   Three Rivers, Michigan, Community Schools, GO, Refunding, 5%
                                            due 5/01/2023 (e)                                                      3,533

                A1+       VMIG1++   3,500   University of Michigan, University Hospital Revenue Bonds, VRDN,
                                            Series A, 4.40% due 12/01/2027 (a)                                     3,500

                AAA       Aaa       1,500   Waterford, Michigan, School District, GO, 6.25% due
                                            6/01/2004 (c)(f)                                                       1,625

                AAA       Aaa       1,100   Waverly, Michigan, Community School, GO, 5.50% due
                                            5/01/2021 (c)                                                          1,111

                AAA       Aaa      10,660   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                            Metropolitan Wayne County), AMT, Series A, 5.375% due
                                            12/01/2015 (d)                                                        10,734

                AAA       Aaa       3,500   Wayne Charter County, Michigan, Detroit Metropolitan Airport,
                                            GO, Airport Hotel, Series A, 5% due 12/01/2030 (d)                     3,270

                                            Wayne State University, Michigan, University Revenue Refunding
                                            Bonds (c):
                AAA       Aaa       2,000    5.375% due 11/15/2015                                                 2,047
                AAA       Aaa      13,875    5.125% due 11/15/2029                                                13,264

                AAA       Aaa       2,405   West Branch-Rose City, Michigan, Area School District, GO,
                                            5.50% due 5/01/2024 (c)                                                2,420

                AAA       Aaa       2,000   Western Michigan, University Revenue Bonds, Series B, 6.50%
                                            due 7/19/2001 (b)(f)                                                   2,053

                AAA       Aaa       5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25%
                                            due 10/01/2017 (d)                                                     5,760

                AAA       Aaa       1,300   Ypsilanti, Michigan, School District, GO, Refunding, 5.75% due
                                            5/01/2007 (c)(f)                                                       1,413

                AAA       Aaa       2,500   Zeeland, Michigan, Public Schools, GO, 5.25% due 5/01/2019 (c)         2,477


Puerto          AAA       Aaa       1,270   Puerto Rico Electric Power Authority, Power Revenue Bonds,
Rico--0.9%                                  Trust Receipts, Class R, Series 16 HH, 7.122% due 7/01/2013 (g)        1,473

                AAA       Aaa       2,150   University of Puerto Rico, University Revenue Refunding Bonds,
                                            Series O, 5.375% due 6/01/2030 (d)                                     2,157

                Total Investments (Cost--$384,251)--97.6%                                                        401,472

                Other Assets Less Liabilities--2.4%                                                                9,753
                                                                                                                --------
                Net Assets--100.0%                                                                              $411,225
                                                                                                                ========



(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(h)FHA Insured.
(i)Escrowed to maturity.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.



See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc., April 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$384,250,559)                                   $401,472,286
                    Cash                                                                                          33,773
                    Receivables:
                      Interest                                                             $  8,046,397
                      Securities sold                                                         3,489,097       11,535,494
                                                                                           ------------
                    Prepaid expenses and other assets                                                              7,132
                                                                                                            ------------
                    Total assets                                                                             413,048,685
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,413,815
                      Dividends to shareholders                                                 226,984
                      Investment adviser                                                        164,612        1,805,411
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        18,096
                                                                                                            ------------
                    Total liabilities                                                                          1,823,507
                                                                                                            ------------

Net Assets:         Net assets                                                                              $411,225,178
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (5,600 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $140,000,000
                      Common Stock, par value $.10 per share (18,155,932 shares
                      issued and outstanding)                                              $  1,815,593
                    Paid-in capital in excess of par                                        272,394,972
                    Undistributed investment income--net                                      1,571,390
                    Accumulated realized capital losses on investments--net                (19,977,129)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                     (1,801,375)
                    Unrealized appreciation on investments--net                              17,221,727
                                                                                           ------------
                    Total--Equivalent to $14.94 net asset value per share of Common
                    Stock (market price--$13.48)                                                             271,225,178
                                                                                                            ------------
                    Total capital                                                                           $411,225,178
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $ 11,213,134
Income:

Expenses:           Investment advisory fees                                               $  1,026,739
                    Commission fees                                                             171,706
                    Accounting services                                                          63,000
                    Professional fees                                                            42,305
                    Transfer agent fees                                                          27,241
                    Printing and shareholder reports                                             21,133
                    Listing fees                                                                 15,121
                    Directors' fees and expenses                                                 14,366
                    Custodian fees                                                               11,568
                    Pricing fees                                                                  8,181
                    Other                                                                         7,794
                                                                                           ------------
                    Total expenses                                                                             1,409,154
                                                                                                            ------------
                    Investment income--net                                                                     9,803,980
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            466,092
Unrealized          Change in unrealized appreciation on investments--net                                      7,856,308
Gain on                                                                                                     ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 18,126,380
                                                                                                            ============


                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., April 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $  9,803,980     $ 15,266,386
                    Realized gain (loss) on investments--net                                    466,092      (5,852,407)
                    Change in unrealized appreciation/depreciation on investments--net        7,856,308       18,083,066
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     18,126,380       27,497,045
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                          (7,114,856)     (10,714,943)
                      Preferred Stock                                                       (2,634,292)      (4,435,180)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (9,749,148)     (15,150,123)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock resulting from
Transactions:       reorganization                                                                   --      147,153,267
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                                   --       90,000,000
                    Offering costs resulting from the issuance of Common
                    Stock                                                                      (15,881)               --
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets derived from capital
                    stock transactions                                                         (15,881)      237,153,267
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              8,361,351      249,500,189
                    Beginning of period                                                     402,863,827      153,363,638
                                                                                           ------------     ------------
                    End of period*                                                         $411,225,178     $402,863,827
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  1,571,390     $  1,516,558
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999      1998      1997
Per Share           Net asset value, beginning of period              $  14.48   $  13.91  $  15.93  $  15.51   $  15.16
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55        .99      1.04      1.07       1.09
                    Realized and unrealized gain (loss) on
                    investments--net                                       .45        .67    (1.79)       .46        .33
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.00       1.66     (.75)      1.53       1.42
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                             (.39)      (.79)     (.85)     (.83)      (.84)
                      In excess of realized gain on
                      investments--net                                      --         --     (.21)     (.04)         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (.39)      (.79)    (1.06)     (.87)      (.84)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                           (.15)      (.30)     (.18)     (.21)      (.23)
                      In excess of realized gain on invest-
                      ments--net                                            --         --     (.03)     (.03)         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity             (.15)      (.30)     (.21)     (.24)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.94   $  14.48  $  13.91  $  15.93   $  15.51
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  13.48   $11.9375  $12.1875  $ 15.875   $  14.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                  16.32%+++      4.62%  (17.47%)    16.03%      8.00%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                6.28%+++     11.19%   (6.13%)     8.85%      8.58%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, excluding reorganization
Average Net         expenses***                                         1.04%*      1.10%     1.09%     1.06%      1.06%
Assets of                                                             ========   ========  ========  ========   ========
Common Stock:       Total expenses***                                   1.04%*      1.33%     1.09%     1.06%      1.06%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net***                     7.22%*      7.49%     6.85%     6.90%      7.09%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                        1.94%*      2.18%     1.18%     1.36%      1.48%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                        5.28%*      5.31%     5.67%     5.54%      5.61%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, excluding reorganization
Total Average Net   expenses                                             .69%*       .72%      .76%      .74%       .74%
Assets:***++                                                          ========   ========  ========  ========   ========
                    Total expenses                                       .69%*       .86%      .76%      .74%       .74%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net                        4.78%*      4.87%     4.75%     4.79%      4.96%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders           3.79%*      4.06%     2.66%     3.13%      3.39%
Average                                                               ========   ========  ========  ========   ========
Net Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $271,225   $262,864  $103,364  $117,511   $114,392
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $140,000   $140,000  $ 50,000  $ 50,000   $ 50,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  40.55%     51.41%    42.71%    41.65%     16.68%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,937   $  2,878  $  3,067  $  3,350   $  3,288
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    473  $   1,023  $    663  $    782   $    849
Per Share                                                             ========   ========  ========  ========   ========
On Preferred        Series B--Investment income--net                  $    474   $    653        --        --         --
Stock                                                                 ========   ========  ========  ========   ========
Outstanding:++++    Series C--Investment income--net                  $    463   $    678        --        --         --
                                                                      ========   ========  ========  ========   ========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.
++++The Fund's Preferred Stock was issued on November 19, 1992
(Series A) and March 6, 2000 (Series B and Series C).
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., April 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $19,548 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $161,585,142 and $163,157,769, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

                                   Realized      Unrealized
                                    Gains          Gains

Long-term investments            $    466,092   $ 17,221,727
                                 ------------   ------------
Total                            $    466,092   $ 17,221,727
                                 ============   ============


As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $17,221,727, of which $19,444,770 related to appreciated securities and $2,223,043 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $384,250,559.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2001 remained constant. Shares issued and outstanding during the year ended October 31, 2000, increased by 10,724,298 as a result of issuance of Common Stock from reorganization.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.30%; Series B, 3.55%; and Series
C, 3.50%.

Shares issued and outstanding during the six months ended April 30, 2001 remained constant. Shares issued and outstanding during the year ended October 31, 2000 increased by 3,600 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $117,862 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $18,795,000, of which $2,062,000 expires in 2001; $3,063,000 expires in 2002; $746,000 expires in 2003; $1,458,000 expires in 2006; $3,975,000 expires in 2007 and $7,491,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068500 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.



MuniYield Michigan Insured Fund, Inc., April 30, 2001


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MIY


Jack B. Sunderland and Arthur Zeikel, Directors of MuniYield
Michigan Insured Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Sunderland and Zeikel well in their retirements.